The UBS Funds

Prospectus Supplement

The UBS Funds

UBS Municipal Bond Fund

Prospectus Supplement

December 15, 2014

Dear Investor,

The purpose of this supplement is to update the Prospectus of the UBS Municipal Bond Fund series (the "Fund") of The UBS Funds dated October 28, 2014, as follows:

The section of the Prospectus entitled "Disclosure of Portfolio Holdings" on page 24 of the Prospectus is deleted in its entirety and replaced by the following:

Disclosure of portfolio holdings

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for the Fund will be posted on the Fund's Web Site at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html.

In addition, due to the recent launch of the Fund, the Fund will provide an initial public disclosure of portfolio holdings. On December 15, 2014, the Fund will post the Fund's complete schedule of portfolio holdings as of November 30, 2014 on the Fund's Web Site at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund/municipal-bond-fund.html.

Please consult the Fund's SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-698